UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2015

ONE WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-13869	87-0429198
(Commission File Number)	(I.R.S. Employer Identification No.)

14515 Briarhills Parkway, Houston, Texas 77077
(Address of principal executive offices)

(866) 440-1470
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.
Item 8.01  Other Events

On August 21, 2015, One World Holdings, Inc. (the “Company”) made the final payment on the court ordered stipulation and agreement of settlement with Gel Properties, LLC, whereby the Company agreed to pay Gel the sum of $98,000.  The settlement agreement allowed for three payments with the first payment due May 21, 2015 and the final payment of $33,000 due on August 13, 2015.  The Company made the final payment in compliance with the terms of the settlement agreement.  The lawsuit will be considered fully satisfied upon the filing of a Notice or Stipulation of Discontinuance with the courts.

Item 9.01  Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 27, 2015

ONE WORLD HOLDINGS, INC.

By:  /s/ Corinda Joanne Melton
Corinda Joanne Melton
Chief Executive Officer and Director